Non-current Financial Assets at Fair Value Through Other Comprehensive Income - Summary Amounts recognized in other comprehensive income in relation to the financial assets at fair value through other comprehensive income (Detail) - 12 months ended Dec. 31, 2018
$ in Thousands, $ in Thousands
	TWD ($)	USD ($)
Financial assets at fair value through other comprehensive income [abstract]
Foreign unlisted stocks	$ 85,022	$ 2,778